Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
INCOME TAXES
10. INCOME TAXES
For 2010, 2009, and 2008, UDR believes that we have complied with the REIT requirements specified in the Code. As such the REIT would generally not be subject to federal income taxes.
The following table reconciles UDR’s net income to REIT taxable income for the three years ended December 31, (dollars in thousands):

	December 31,
	2010	2009	2008

Net (loss)/income attributable to common stockholders	$(112,362)	$(95,858)	$688,708
Book to tax differences
Elimination of TRS loss	43,206	49,012	44,436
Depreciation and amortization	75,109	50,745	52,662
Disposition of properties	2,102	103,296	(449,599)
Revenue recognition	(3,722)	161	(1,897)
Operating expense	(7,353)	(5,285)	(19,197)
Other adjustments	9,488	7,893	50,609

REIT taxable income before dividends	$6,468	$109,964	$365,722

Dividend paid deduction	$95,072	$109,964	$365,722

For income tax purposes, distributions paid to common stockholders may consist of ordinary income, qualified dividends, capital gains, unrecaptured section 1250 gains, return of capital, or a combination thereof. Distributions that exceed our current and accumulated earnings and profits constitute a return of capital rather than taxable income and reduce the stockholder’s basis in their common shares. To the extent that a distribution exceeds both current and accumulated earnings and profits and the stockholder’s basis in the common shares, it generally will be treated as a gain from the sale or exchange of that stockholder’s common shares. For the three years ended December 31, 2010, taxable distributions paid per common share were taxable as follows:

	December 31,
	2010	2009	2008

Ordinary income	$0.69	$0.08	$0.20
Long-term capital gain	0.03	0.54	1.82
Unrecapture section 1250 gain	0.01	0.05	0.59

	$0.73	$0.67	$2.61

We have Taxable REIT Subsidiaries (“TRS”) that are subject to state and federal income taxes. A TRS is a C-corporation which has not elected REIT status and as such is subject to United States Federal and state income tax. The components of the provision for income taxes for the three years ended December 31, are as follows (dollars in thousands):

	December 31,
	2010	2009	2008

Income tax (benefit)/expense
Current
Federal	$(3,510)	$(11,925)	$2,421
State	977	(2,573)	(1,873)

Total current	(2,533)	(14,498)	548

Deferred
Federal	119	12,030	(10,504)
State	(119)	2,779	83

Total deferred	—	14,809	(10,421)

Total income tax (benefit)/expense	$(2,533)	$311	$(9,873)

Deferred income taxes are provided for the change in temporary differences between the basis of certain assets and liabilities for financial reporting purposes and income tax reporting purposes. The expected future tax rates are based upon enacted tax laws. The components of our TRS deferred tax assets and liabilities are as follows for the three years ended December 31, (dollars in thousands):

	2010	2009	2008
Deferred tax assets:
Federal and state tax attributes	$33,053	$20,239	$21,123
Book/tax depreciation	9,708	3,946	3,851
Construction capitalization differences	5,235	3,045	468
Investment in partnerships	3,346	4,711	—
Debt and interest deductions	10,784	8,175	12,262
Other	586	285	270

Total deferred tax assets	62,712	40,401	37,974
Valuation allowance	(55,516)	(33,554)	(15,304)

Net deferred income tax assets	7,196	6,847	22,670

Deferred tax liabilities
Investment in partnerships	—	—	(177)
Other	(640)	(291)	(1,149)

Total deferred tax liabilities	(640)	(291)	(1,326)

Net deferred tax asset	$6,556	$6,556	$21,344

Income tax (benefit) or expense differed from the amounts computed by applying the U.S. statutory rate of 35% to pretax income or (loss) for the three years ended December 31, 2010, as follows (dollars in thousands):

	December 31,
	2010	2009	2008

Income tax (benefit)/expense
U.S. federal income tax benefit	$(16,006)	$(17,042)	$(19,019)
State income tax (net of federal benefit)	19	(1,391)	(1,991)
Other items	(5,100)	1,260	1
Valuation allowance	18,554	17,484	11,136

Total income tax (benefit)/expense	$(2,533)	$311	$(9,873)

Classification of income tax (benefit)/expense
Continuing operations	$(2,533)	$311	$(9,713)
Discontinued operations	—	—	(160)
As of December 31, 2010, the Company through our TRS had federal net loss carryovers (“NOL”) of approximately $81.4 million. Of the total NOL, $20.5 million will be expiring in 2028, $30.0 million expiring in 2029 and the remaining $30.9 million expiring in 2030. As of December 31, 2010, the TRS had state NOL of approximately $92.0 million, of which approximately $1.8 million begins to expire in 2012 with the remainder expiring in 2020 through 2030. As of December 31, 2010, the Company had a valuation allowance of $55.5 million against 100% of its deferred tax assets and 78% of its federal net operating losses. During the year ended December 31, 2010, the Company had a net change of $21.9 million in the valuation allowance.
FASB ASC 740, Income Taxes (“Topic 740”) (formerly FASB Interpretation 48, “Accounting for Uncertainty in Income Taxes-An Interpretation of FASB Statement No. 109”) defines a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Topic 740 requires the financial statements reflect expected future tax consequences of income tax positions presuming the taxing authorities’ full knowledge of the tax position and all relevant facts, but without considering time values. Topic 740 also provides guidance on derecognition, classification, interest and penalties, accounting for interim periods, disclosure and transition.
The Company evaluates our tax position using a two-step process. First, we determine whether a tax position is more likely than not (greater than 50 percent probability) to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Then the Company will determine the amount of benefit to recognize and record the amount of the benefit that is more likely than not to be realized upon ultimate settlement. When applicable, UDR recognizes interest and/or penalties related to uncertain tax positions in income tax expense. As of December 31, 2008, we reduced our recognized tax benefits as a result of a change in measurement of certain items. As of December 31, 2010 and 2009, UDR does not believe we have any unrecognized tax benefits.
A reconciliation of the beginning and ending amount of unrecognized tax benefits, excluding interest and penalties is as follows (dollars in thousands):

	December 31,
	2010	2009	2008

Balance at beginning of year	$—	$—	$415
Reductions for tax positions of prior years	—	—	(415)

Balance at end of year	$—	$—	$—

The total amount of unrecognized tax benefits that, if recognized would affect the effective rate is $0. We do not currently believe the unrecognized tax benefits will change significantly within the next 12 months.
We recognize interest and penalties accrued related to unrecognized tax benefits as a component of the provision for income taxes. During the year ended December 31, 2010, the Company recognized $0 in interest and penalties. As of December 31, 2010 and 2009, UDR had $0 of interest and penalties accrued, respectively.
The Company files income tax returns in federal and various state jurisdictions. With few exceptions, the Company is no longer subject to federal, state and local income tax examination by tax authorities for years prior to 2007.